SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2001
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                             YOUNETWORK CORPORATION
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                (Exact name of registrant as specified in charter

Delaware                            0-252385                    13-3990305
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(State or Other Jurisdiction      (Commission                 (IRS Employer
of Incorporation)                  File Number)           Identification Number)

18 West 18th Street, New York, New York                                  10011
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (212) 647-8901
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                       INFORMATION INCLUDED IN THIS REPORT

ITEM 5. OTHER EVENTS

      On June 15, 2001, the Company's Board of Directors elected Edward A. Foster as a Director of the Company. Mr. Foster is currently serving as President and Chief Operating Officer of International Commerce Exchange Systems, Inc. and Chief Executive Officer of Compuces, Inc. At the same meeting, the Company's Board of Directors accepted the resignation of Mordy Gelber, a Director of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               YOUNETWORK CORPORATION

                                               By: /s/ Joseph C. Sienkiewicz
                                                   -----------------------------
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

Dated: June 21, 2001